PO Box 43131
Providence, RI 02940-3131
Shareholder Name
Address 1
Address 2
Address 3

Reference Number:

ACTION NEEDED

Re: Your investment in Madison Covered Call & Equity Strategy Fund

We have been trying to contact you regarding important proposals pertaining to your investment in the Madison Covered Call & Equity Strategy Fund.

Please call us toll-free at
866-461-4745

The call will take only a few moments and will be recorded for your protection.
You WILL NOT be asked for confidential information.

Hours of Operation:
•Monday through Friday - 10:00 a.m. to 11:00 p.m. ET
•Saturday - 12:00 p.m. to 6:00 p.m. ET

Once your vote has been recorded your contact information will promptly be removed from the mailing and call list.

Thank you!

The proxy materials contain important information; please read them carefully. Copies of the Proxy Statement are available for free on the Securities and Exchange Commission’s website at www.sec.gov or by visiting https://www.madisonfunds.com/MCNproxy or by calling Computershare Fund Services, the Fund’s proxy solicitor toll free at 866-461-4745.